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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):                        December 15, 2005
  ARRAN FUNDING LIMITED      SOUTH GYLE RECEIVABLES TRUSTEE            RBS CARDS SECURITISATION
                                        LIMITED                           FUNDING LIMITED
                             (Exact name of registrant as
                               specified in its charter)

  JERSEY, CHANNEL ISLANDS       JERSEY, CHANNEL ISLANDS                 JERSEY, CHANNEL ISLANDS
                              (State or other jurisdiction
                                    of incorporation)

        333-128502                     333-128502-02                          333-128502-01

                                  (Commission File Number)

           NONE                             NONE                                   NONE
                              (IRS Employer Identification No.)

    22 Grenville Street             22 Grenville Street              Royal Bank House, 71 Bath Street
St. Helier, Jersey, JE4 8PX     St. Helier, Jersey, JE4 8PX            St. Helier, Jersey, JE4 8PX
      CHANNEL ISLANDS                 CHANNEL ISLANDS                        CHANNEL ISLANDS
                            (Address of principal executive offices)
                                         (Zip Code)

     (44) 1534-609000                 (44) 1534-609000                       (44) 1534-285279
                               (Registrant's telephone number,
                                     including area code)

            N/A                             N/A                                    N/A
                               (Former name or former address,
                                if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 8.01 OTHER EVENTS.

      On December 15, 2005, Arran Funding Limited, The Bank of New York, New York Branch, The Bank of New York, London Branch, RBS Cards Securitisation Funding Limited, the Royal Bank of Scotland plc and the Royal Bank of Scotland International Limited, supplemented the Arran Funding Note Trust Deed, dated as of November 16, 2005, with the Series 2005-A Arran Funding Note Trust Deed Supplement, dated as of December 15, 2005. The supplement is attached hereto as Exhibit 4.1.

      On December 15, 2005, Arran Funding Limited, The Bank of New York, New York Branch, The Bank of New York, London Branch, RBS Cards Securitisation Funding Limited, the Royal Bank of Scotland plc and the Royal Bank of Scotland International Limited, supplemented the Arran Funding Note Trust Deed, dated as of November 16, 2005, with the Series 2005-B Arran Funding Note Trust Deed Supplement, dated as of December 15, 2005. The supplement is attached hereto as Exhibit 4.2.

      On December 15, 2005, Clifford Chance US LLP issued a tax opinion with respect to the Series 2005-A and Series 2005-B Notes issued by Arran Funding Limited. The tax opinion is attached hereto as Exhibit 8.1.

      On December 15, 2005, RBS Cards Securitisation Funding Limited, South Gyle Receivables Trustee Limited, the Bank of New York, London Branch, The Royal Bank of Scotland plc, National Westminster Bank plc and The Royal Bank of Scotland International Limited supplemented the Security Trust Deed, dated as of March 27, 2000, with a Series 2005-A Loan Note Supplement, dated as of December 15, 2005. The supplement is attached hereto as Exhibit 10.1.

      On December 15, 2005, RBS Cards Securitisation Funding Limited, South Gyle Receivables Trustee Limited, the Bank of New York, London Branch, The Royal Bank of Scotland plc, National Westminster Bank plc and The Royal Bank of Scotland International Limited supplemented the Security Trust Deed, dated as of March 27, 2000, with a Series 2005-B Loan Note Supplement, dated as of December 15, 2005. The supplement is attached hereto as Exhibit 10.2.

      On December 15, 2005, South Gyle Receivables Trustee Limited, The Royal Bank of Scotland plc, National Westminster Bank plc and RBS Cards Securitisation Funding Limited supplemented the Receivables Trust Deed and Trust Cash Management Agreement, dated as of March 27, 2000, as amended and restated on September 28, 2000 and October 27, 2005, with a Series 2005-A Supplement, dated as of December 15, 2005. The supplement is attached hereto as Exhibit 10.3.

      On December 15, 2005, South Gyle Receivables Trustee Limited, The Royal Bank of Scotland plc, National Westminster Bank plc and RBS Cards Securitisation Funding Limited supplemented the Receivables Trust Deed and Trust Cash Management Agreement, dated as of March 27, 2000, as amended and restated on September 28, 2000 and October 27, 2005, with a Series 2005-B Supplement, dated as of December 15, 2005. The supplement is attached hereto as
Exhibit 10.4.

      On December 15, 2005, South Gyle Receivables Trustee Limited, The National Westminster Bank plc and The Royal Bank of Scotland plc entered into a
Section 75 Deed of Indemnity in respect of 2005-A Series of Notes issued by Arran Funding Limited. The Deed of Indemnity is attached hereto as Exhibit 10.5.

      On December 15, 2005, South Gyle Receivables Trustee Limited, The National Westminster Bank plc and The Royal Bank of Scotland plc centered into
Section 75 Deed of Indemnity in respect of 2005-B Series of Notes issued by Arran Funding Limited. The Deed of Indemnity is attached hereto as Exhibit 10.6.

       On December 15, 2005, Arran Funding Limited and The Royal Bank of Scotland entered into a series of currency exchange and interest rate swap transactions pursuant to a 1992 ISDA Master Agreement and Schedule thereto and separate confirmations thereunder in respect of payments to be made under the Series 2005-A and the Series 2005-B Notes issued by Arran Funding Limited. The Schedule, a form of the Credit Support Annex to the Schedule and forms of the confirmations are attached hereto as Exhibits 10.7 to 10.10.

ITEM 9.01 EXHIBITS.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits



Exhibit 4.1 Series 2005-A Supplement to the Arran Funding Note Trust Deed, dated as of December 15, 2005.

Exhibit 4.2 Series 2005-B Supplement to the Arran Funding Note Trust Deed, dated as of December 15, 2005.

Exhibit 8.1    U.S. Tax Opinion, dated as of December 15, 2005.

Exhibit 10.1   Series 2005-A Loan Note Supplement

Exhibit 10.2   Series 2005-B Loan Note Supplement

Exhibit 10.3 Series 2005-A Supplement to the Receivables Trust Deed and Trust Cash Management Agreement, dated as of December 15, 2005

Exhibit 10.4 Series 2005-B Supplement to the Receivables Trust Deed and Trust Cash Management Agreement, dated as of December 15, 2005

Exhibit 10.5   Series 2005-A Section 75 Deed of Indemnity.

Exhibit 10.6   Series 2005-B section 75 Deed of Indemnity.

Exhibit 10.7   ISDA Schedule

Exhibit 10.8   Form of Credit Support Annex

Exhibit 10.9   Form of Currency Exchange Rate Swap Confirmation

Exhibit 10.10  Form of Interest Rate Swap Confirmation

Exhibit 23.1   Consent of Clifford  Chance US LLP  (included in opinion filed as
               Exhibit 8.1).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




December 15, 2005                   By: /s/Dan McGarvey
                                        __________________________________
                                        Name:  Dan McGarvey
                                        Title:  Attorney-in-Fact